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                                                                    Exhibit 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We consent to the inclusion of our report dated April 21, 1999, on the financial statements of Sulzer Electrophysiology as of and for the three years ended December 31, 1998 in the Guidant Corporation Form 8-K dated September 23, 1999.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas
September 22, 1999